Taxes on Income (Details) - Schedule of deferred tax liabilities and assets - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Tax assets in respect of:
Accrued employees’ and directors’ compensation	$ 213	$ 308
Stock based compensation	1,365	746
Research and development expenses	3,486	2,527
Fixed assets	185
Net loss carryforward	23,693	22,444
Total deferred tax assets	28,942	26,025
Less - valuation allowance	(28,942)	(26,025)
Deferred tax assets